Exhibit 10.3

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (as the same may be amended, restated, supplemented or otherwise modified from time to time, this “Security Agreement”) is entered into as of November [    ], 2008 by and between ACUSPHERE, INC., a Delaware corporation (the “Grantor”), and CEPHALON, INC., a Delaware corporation (the “Secured Party”).

PRELIMINARY STATEMENT

The Grantor is entering into this Security Agreement in order to induce Secured Party to make a loan of $15,000,000 to the Grantor that is evidenced by that certain Senior Convertible Note of event date herewith payable by the Grantor to Secured Party (the “Note”).

ACCORDINGLY, the Grantor and Secured Party hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1.                              Terms Defined in the Note.  All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Note.

1.2.                              Terms Defined in Delaware UCC.  Terms defined in the Delaware UCC which are not otherwise defined in this Security Agreement are used herein as defined in the Delaware UCC.

1.3.                              Definitions of Certain Terms Used Herein.  As used in this Security Agreement, in addition to the terms defined in the Preliminary Statement, the following terms shall have the following meanings:

“Accounts” shall have the meaning set forth in Article 9 of the Delaware UCC.

“Article” means a numbered article of this Security Agreement, unless another document is specifically referenced.

“Chattel Paper” shall have the meaning set forth in Article 9 of the Delaware UCC.

“Collateral” means all Accounts, Chattel Paper, Commercial Tort Claims, Copyrights, Deposit Accounts, Documents, Equipment, Farm Products, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, letters of credit, Letter-of-Credit Rights, Licenses, Patents, Pledged Deposits, Supporting Obligations, Trademarks and Other Collateral, wherever located, in which the Grantor now has or hereafter acquires any right or interest, and the proceeds (including Stock Rights), insurance proceeds and products thereof, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto; provided, however that notwithstanding any provision herein to the contrary, the Collateral shall not include any Excluded Property.

“Commercial Tort Claims” means those certain currently existing commercial tort claims, as defined in the Delaware UCC of the Grantor, including each commercial tort claim specifically described in Exhibit “F”.

“Control” shall have the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the Delaware UCC.

“Copyrights” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following:  (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, and copyright applications; (b) all extensions of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

“Delaware UCC” means the Delaware Uniform Commercial Code as in effect from time to time.

“Deposit Accounts” shall have the meaning set forth in Article 9 of the Delaware UCC.

“Documents” shall have the meaning set forth in Article 9 of the Delaware UCC.

“Equipment” shall have the meaning set forth in Article 9 of the Delaware UCC.

“Excluded Property” means (a) (i) all “Collateral” as defined in the Master Security Agreement between General Electric Capital Corporation and the Grantor dated as of April 16, 2004, as amended prior to the date hereof, (ii) all “Collateral” as defined in the Master Security Agreement between Oxford Finance Corporation and the Grantor dated as of June 20, 2005, as amended prior to the date hereof and (iii) all “Property” as defined in the Leasehold Mortgage and Security Agreement between the Grantor and Massachusetts Development Finance Agency dated as of March 24, 2005, as amended prior to the date hereof, and (b) any Intellectual Property, license, permit, contract or agreement to the extent that, but only to the extent that and for so long as, a grant of a security interest therein constitutes (or would constitute) or results (or would result) in the abandonment, invalidation or unenforceability of any right, title or interest of the Grantor in such Intellectual Property or results (or would result) in a breach of the terms of, or constitutes (or would constitute) a default under, any such license, permit, contract or agreement.

“Exhibit” refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.

“Farm Products” shall have the meaning set forth in Article 9 of the Delaware UCC.

“Fixtures” shall have the meaning set forth in Article 9 of the Delaware UCC.

“GAAP” means generally accepted accounting principles in the United States and applied on a consistent basis

“General Intangibles” shall have the meaning set forth in Article 9 of the Delaware UCC and, in any event, includes payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill (including the goodwill associated with any Trademark), Patents, Trademarks, Copyrights, URLs and domain names, Industrial Designs, other industrial or Intellectual Property or rights therein or applications therefor, whether under license or otherwise, programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, interests in a partnership or limited liability company which do not constitute a security under Article 8 of the Delaware UCC, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, Deposit Accounts, Goods, Investment Property, negotiable Collateral, and oil, gas, or other minerals before extraction.

“Goods” shall have the meaning set forth in Article 9 of the Delaware UCC.

“Industrial Designs” means (i) registered industrial designs and industrial design applications, and also includes registered industrial designs and industrial design applications listed in Exhibit “B”, (ii) all renewals, divisions and any industrial design registrations issuing thereon and any and all foreign applications corresponding thereto, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (iv) the right to sue for past, present and future infringements thereof, and (v) all of the Grantor’s rights corresponding thereto throughout the world.

“Instruments” shall have the meaning set forth in Article 9 of the Delaware UCC.

“Intellectual Property” means all Patents, Trademarks, Copyrights and any other intellectual property.

“Inventory” shall have the meaning set forth in Article 9 of the Delaware UCC.

“Investment Property” shall have the meaning set forth in Article 9 of the Delaware UCC.

“Letter of Credit Rights” shall have the meaning set forth in Article 9 of the Delaware UCC.

“Licenses” means, with respect to any Person, all of such Person’s right, title, and interest in and to (a) any and all licensing agreements or similar arrangements in and to its Patents,

Copyrights, or Trademarks, (b) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future breaches thereof, and (c) all rights to sue for past, present, and future breaches thereof.

“Lien” means any mortgage, pledge, deed of trust, assignment, lien, charge, encumbrance or security interest of any kind, or the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement, but excluding easements, rights of way or similar encumbrances on real property which are in the ordinary course and which do not materially affect the value, use and insurability of title of such real property.

“Material Adverse Effect” means with respect to the Grantor, a material adverse change in or affecting the business, properties, assets, liabilities, operations, results of operations (financial or otherwise), conditions or prospects of the Grantor and its subsidiaries taken as a whole, or upon the ability of the Grantor to perform its obligations under this Agreement or the Note.

“Note Purchase Agreement” means that certain Note Purchase Agreement dated as of October 24, 2008, as amended or otherwise modified from time to time, between the Secured Party and the Grantor.

“Other Collateral” means any property of the Grantor, not included within the defined terms Accounts, Chattel Paper, Commercial Tort Claims, Copyrights, Deposit Accounts, Documents, Equipment, Fixtures, Farm Products, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Licenses, Patents, Pledged Deposits, Supporting Obligations and Trademarks, including, without limitation, all cash on hand, letters of credit, Stock Rights or any other deposits (general or special, time or demand, provisional or final) with any bank or other financial institution, it being intended that the Collateral include all real and personal property of the Grantor other than Excluded Property.

“Patents” means, with respect to any Person, all of such Person’s right, title, and interest in and to: (a) any and all patents and patent applications; (b) all inventions and improvements described and claimed therein; (c) all reissues, divisions, continuations, extensions, and continuations-in-part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements thereof; and (f) all rights corresponding to any of the foregoing throughout the world.

“Person” means any natural person, corporation, division of a corporation, business trust, joint venture, association, company, partnership, unincorporated organization or other legal entity, or a government or any agency or political subdivision thereof.

“Pledged Deposits” means all time deposits of money (other than Deposit Accounts and Instruments), whether or not evidenced by certificates, which the Grantor may from time to time designate as pledged to Secured Party as security for any Secured Obligations, and all rights to receive interest on said deposits.

“Receivables” means the Accounts, Chattel Paper, Documents, Investment Property, Instruments or Pledged Deposits, and any other rights or claims to receive money which are General Intangibles or which are otherwise included as Collateral.

“Section” means a numbered section of this Security Agreement, unless another document is specifically referenced.

“Secured Obligations” means all the payment, performance and indemnification obligations, covenants and duties of the Grantor now or hereafter existing under this Security Agreement, the Note or any other “Transaction Agreement” (as defined in the Note Purchase Agreement), whether for principal, interest, fees, expenses, reimbursement, indemnification, performance or otherwise.  Secured Obligations shall include all interest which accrues after the commencement of any case or proceeding in bankruptcy after the insolvency of, or for the reorganization of the Grantor, whether or not allowed in such proceeding.

“Security” shall have the meaning set forth in Article 8 of the Delaware UCC.

“Stock Rights” means any securities, dividends or other distributions and any other right or property which the Grantor shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any securities or other ownership interests in a corporation, partnership, joint venture or limited liability company constituting Collateral and any securities, any right to receive securities and any right to receive earnings, in which the Grantor now has or hereafter acquires any right, issued by an issuer of such securities.

“Supporting Obligation” shall have the meaning set forth in Article 9 of the Delaware UCC.

“Trademarks” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following:  (a) all trademarks (including service marks), trade names, trade dress, and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all licenses of the foregoing, whether as licensee or licensor; (c) all renewals of the foregoing; (d) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (f) all rights corresponding to any of the foregoing throughout the world.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

ARTICLE II

GRANT OF SECURITY INTEREST

Thee Grantor hereby pledges, collaterally assigns and grants to Secured Party, a security interest in all of the Grantor’s right, title and interest, whether now owned or hereafter acquired,

in and to the Collateral to secure the prompt and complete payment and performance of the Secured Obligations.  For the avoidance of doubt, the grant of a security interest herein shall not be deemed to be an assignment of any intellectual property rights owned by the Grantor.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Grantor represents and warrants to Secured Party as of the date hereof, that:

3.1.                              Title, Authorization, Validity and Enforceability.  The Grantor has good and valid rights in or the power to transfer the Collateral owned by it and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Permitted Liens, and has full corporate power and authority to grant to Secured Party the security interest in such Collateral pursuant hereto.  The execution and delivery by the Grantor of this Security Agreement have been duly authorized by proper corporate proceedings, and this Security Agreement constitutes a legal, valid and binding obligation of the Grantor and creates a security interest which is enforceable against the Grantor in all Collateral it now owns or hereafter acquires, except as enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law), and (iii) requirements of reasonableness, good faith and fair dealing.  When financing statements have been filed in the appropriate offices against the Grantor in the locations listed in Exhibit “E”, the Secured Party will have a fully perfected first priority security interest in the Collateral owned by the Grantor in which a security interest may be perfected by filing of a financing statement under the Delaware UCC, subject only to Permitted Liens.

3.2.                              Conflicting Laws and Contracts.  Neither the execution and delivery by the Grantor of this Security Agreement, the creation and perfection of the security interest in the Collateral granted hereunder, nor compliance by the Grantor with the terms and provisions hereof will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Grantor, or (ii) the Grantor’s certificate of incorporation or by-laws, or (iii) the provisions of any material indenture, instrument or agreement to which the Grantor is a party or is subject, or by which it, or its property may be bound or affected, or conflict with or constitute a default thereunder, or result in or require the creation or imposition of any Lien in, of or on the property of the Grantor pursuant to the terms of any such indenture, instrument or agreement (other than any Lien of Secured Party).

3.3.                              Principal Location.  The Grantor’s mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), is disclosed in Exhibit “A”; the Grantor has no other places of business except those set forth in Exhibit “A”.

3.4.                              Property Locations.  The Inventory, Equipment and Fixtures of the Grantor are located solely at the locations of the Grantor described in Exhibit “A”.  All of said locations are owned by the Grantor except for locations (i) which are leased by the Grantor as lessee and designated in Part B of Exhibit “A” and (ii) at which Inventory is held in a public warehouse or is otherwise held by a bailee or on consignment by the Grantor as designated in Part C of Exhibit “A”, with respect to which Inventory the Grantor has delivered bailment agreements, warehouse receipts, financing statements or other documents satisfactory to Secured Party to protect Secured Party’s security interest in such Inventory.

3.5.                              No Other Names; Etc..  Within the five-year period preceding the date hereof, the Grantor has not conducted business under any name, changed its jurisdiction of formation, merged with or into or consolidated with any other Person, except as disclosed in Exhibit “A”.  The name in which the Grantor has executed this Security Agreement is the exact name as it appears in the Grantor’s organizational documents, as amended, as filed with the Grantor’s jurisdiction of organization as of the date hereof.

3.6.                              No Default.  No Event of Default or event which with the passage of time or giving of notice, or both, would constitute an Event of Default, exists.

3.7.                              Accounts and Chattel Paper.  The names of the obligors, amounts owing, due dates and other information with respect to the Accounts and Chattel Paper owned by the Grantor are and will be correctly stated in all records of the Grantor relating thereto and in all invoices and reports with respect thereto furnished to Secured Party by the Grantor from time to time.  As of the time when each Account or each item of Chattel Paper arises, the Grantor shall be deemed to have represented and warranted that such Account or Chattel Paper, as the case may be, and all records relating thereto, are genuine and in all respects what they purport to be.

3.8.                              Filing Requirements.  None of the Equipment owned by the Grantor and constituting part of the Collateral is covered by any certificate of title, except for the vehicles described in Part A of Exhibit “B”.  None of the Collateral owned by the Grantor is of a type for which security interests or liens may be perfected by filing under any federal statute except for (i) the vehicles described in Part B of Exhibit “B” and (ii) Patents, Trademarks and Copyrights held by the Grantor and described in Part C of Exhibit “B”.  The legal description, county and street address of the property on which any Fixtures owned by the Grantor are located is set forth in Exhibit “C” together with the name and address of the record owner of each such property.

3.9.                              No Financing Statements.  No financing statement describing all or any portion of the Collateral which has not lapsed or been terminated naming the Grantor as debtor has been filed in any jurisdiction except financing statements (i) naming Secured Party as Secured Party and (ii) in respect of Permitted Liens.

3.10.                        Federal Employer Identification Number; State Organization Number; Jurisdiction of Organization.  The Grantor’s federal employer identification number is, and if the Grantor is a registered organization, the Grantor’s State of organization, type of organization and State of organization identification number are, listed in Exhibit “G”.

3.11.                        Pledged Securities and Other Investment Property.  Exhibit “D” sets forth a complete and accurate list of the Instruments, Securities and other Investment Property delivered to Secured Party.  The Grantor is the direct and beneficial owner of each Instrument, Security and other type of Investment Property listed in Exhibit “D” as being owned by it, free and clear of any Liens, except for the security interest granted to the Secured Party hereunder.  The

Grantor further represents and warrants that (i) all such Instruments, Securities or other types of Investment Property which are shares of stock in a corporation or ownership interests in a partnership or limited liability company have been (to the extent such concepts are relevant with respect to such Instrument, Security or other type of Investment Property) duly and validly issued, are fully paid and non-assessable and constitute the percentage of the issued and outstanding shares of stock (or other equity interests) of the respective issuers thereof indicated in Exhibit “D” hereto and (ii) with respect to any certificates delivered to the Secured Party representing an ownership interest in a partnership or limited liability company, either such certificates are Securities as defined in Article 8 of the Delaware UCC of the applicable jurisdiction as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, the Grantor has so informed the Secured Party so that the Secured Party may take steps to perfect its security interest therein as a General Intangible.

3.12.                        Intellectual Property.

3.12.1  Exhibit “B” contains a complete and accurate listing as of the date hereof of all Intellectual Property, including, but not limited to the following: (i) state, U.S. and foreign trademark registrations, and applications for trademark registration, (ii) U.S. and foreign patents and patents applications, together with all reissuances, continuations, continuations in part, revisions, extensions, and reexaminations thereof, (iii) U.S. and foreign copyright registrations and applications for registration, (iv) foreign industrial design registrations and industrial design applications, (v) domain names, (vi) proprietary computer software, (vii) all forms of Intellectual Property described in clauses (i)-(iii) above that are owned by a third party and licensed to the Grantor or otherwise used by the Grantor under contract, and (viii) the names of any Person who has been granted rights in respect thereof outside of the ordinary course of business.  All of the U.S. registrations, applications for registration or applications for issuance of the Intellectual Property are valid and subsisting, in good standing and are recorded or is in the process of being recorded in the name of the Grantor.

3.12.2  Such Intellectual Property’s valid, subsisting, unexpired (where registered) and enforceable and has not been abandoned or adjudged invalid or unenforceable, in whole or in part except as could not be reasonably expected to result in a Material Adverse Effect.

3.12.3  Except as set forth on Exhibit I, no Person other than the Grantor has any right or interest of any kind or nature in or to the Intellectual Property, including any right to sell, license, lease, transfer, distribute, use or otherwise exploit the Intellectual Property or any portion thereof outside of the ordinary course of the Grantor’s business.  Except as set forth on Exhibit I, the Grantor has good, marketable and exclusive title to, and the valid and enforceable power and right to sell, license, transfer, distribute, use and otherwise exploit, its Intellectual Property.

3.12.4  The Grantor has taken or caused to be taken steps so that none of its Intellectual Property, the value of which to the Grantor is contingent upon maintenance of the confidentiality thereof, have been disclosed by the Grantor to any Person other than employees, contractors, customers, representatives and agents of the Grantor who are parties to customary confidentiality and nondisclosure agreements with the Grantor or are otherwise bound to maintain the confidentiality of such Intellectual Property.

3.12.5  To the Grantor’s knowledge, no Person has violated, infringed upon or breached, or is currently violating, infringing upon or breaching, any of the rights of the Grantor to the Intellectual Property or has breached or is breaching any duty or obligation owed to the Grantor in respect of the Intellectual Property except where those breaches, individually or in the aggregate, could not be reasonably expected to result in a Material Adverse Effect.

3.12.6  Except as set forth on Exhibit I, no settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by the Grantor or to which the Grantor is bound that adversely affects its rights to own or use any Intellectual Property except as could not be reasonably expected to result in a Material Adverse Effect, in each case individually or in the aggregate.

3.12.7  The Grantor has not received any written notice that remains outstanding challenging the validity, enforceability, or ownership of any Intellectual Property except where those challenges could not reasonably be expected to result in a Material Adverse Effect, and to the Grantor’s knowledge at the date hereof there are no facts upon which such a challenge could validly be made.

3.12.8  The Grantor owns directly or is entitled to use, by license or otherwise, all Intellectual Property necessary for the conduct of the Grantor’s business as conducted as of the date of this Agreement.

3.12.9  The Grantor uses adequate standards of quality in the manufacture, distribution, and sale of all products sold and in the provision of all services rendered under or in connection with all trademarks and has taken all commercially reasonable action necessary to insure that all licensees of the trademarks owned or licensed by the Grantor use such adequate standards of quality, except where the failure to use adequate standards of quality could not reasonably be expected to result in a Material Adverse Effect.

3.12.10  The consummation of the transactions contemplated by the Note and this Security Agreement will not result in the termination or material impairment of any of the Intellectual Property.

3.13.                       Insurance.                                         Exhibit “H” contains a description of all insurance which the Grantor maintains or has maintained on its behalf.  All of such insurance is in full force and effect.

ARTICLE IV

COVENANTS

From the date of this Security Agreement and thereafter until this Security Agreement is terminated, the Grantor agrees:

4.1.                              General.

4.1.1  Inspection.  The Grantor will permit the Secured Party, by its representatives and agents (i) to inspect the Collateral, (ii) to examine and make copies of the records of the Grantor relating to the Collateral and (iii) to discuss the Collateral and the related records of the Grantor with, and to be advised as to the same by, the Grantor’s officers and employees (and, in the case of any Receivable after the occurrence and during the continuance of an Event of Default, with any person or entity which is or may be obligated thereon), all at such reasonable times and intervals during Grantor’s regular business hours as the Secured Party may determine, upon reasonable prior notice and all at the Grantor’s expense.

4.1.2  Taxes.  The Grantor will pay when due all taxes, assessments and governmental charges and levies upon the Collateral owned by the Grantor, except (i) those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside in accordance with GAAP and with respect to which no Lien exists, and (ii) those which by reason of the amount involved or the remedies available to the taxing authority could not reasonably be expected to have a Material Adverse Effect.

4.1.3  Records and Reports; Notification of Event of Default.  The Grantor shall keep and maintain complete, accurate and proper books and records with respect to the Collateral owned by the Grantor, and furnish to the Secured Party such reports relating to the Collateral as the Secured Party shall from time to time reasonably request.  The Grantor will give prompt notice in writing to the Secured Party of the occurrence of any Event of Default or event which with the giving of notice or passage of time or both would constitute an Event of Default.

4.1.4  Financing Statements and Other Actions; Defense of Title.  The Grantor hereby authorizes the Secured Party to file, and if requested will execute and deliver to the Secured Party, all financing statements describing the Collateral owned by the Grantor and other documents and take such other actions as may from time to time reasonably be requested by the Secured Party in order to maintain a first priority, perfected security interest in and, if applicable, Control of, the Collateral owned by the Grantor, subject to Permitted Liens.  Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Secured Party may determine, in its sole discretion, is necessary, advisable or prudent to ensure that the perfection of the security interest in the Collateral granted to the Secured Party herein, including, without limitation, describing such property as “all assets” or “all personal property, whether now owned or hereafter acquired.”  The Grantor will take any and all actions necessary to defend title to the Collateral owned by the Grantor against all persons and to defend the security interest of the Secured Party in such Collateral and the priority thereof against any Lien not expressly permitted hereunder.

4.1.5  Disposition of Collateral.  The Grantor will not sell, lease or otherwise dispose of the Collateral owned by the Grantor except for (i) sales of inventory in the ordinary course of business, (ii) the disposition of obsolete, worn-out or surplus Collateral in the ordinary course of business, (iii) the license in the ordinary course of the Grantor’s business of its Intellectual Property and (iv) the abandonment or disposition by the Grantor of Intellectual Property that is not used or useful in the conduct of the Grantor’s business.

4.1.6  Liens.  The Grantor will not, incur, or suffer to exist any Lien on the Collateral owned by the Grantor except Permitted Liens.

4.1.7  Change in Corporate Existence, Type or Jurisdiction of Organization, Location, Name.  The Grantor will:

(i)                                    preserve its existence and corporate structure as in effect on the date hereof;

(ii)                                not change its jurisdiction of organization;

(iii)                             not maintain its place of business (if it has only one) or its chief executive office (if it has more than one place of business) at a location other than a location specified in Exhibit “A”; and

(iv)                             not (i) have any Inventory, Equipment or Fixtures or proceeds or products thereof (other than Inventory and proceeds thereof disposed of as permitted by Section 4.1.5) at a location other than a location specified in Exhibit “A”, (ii) change its name or taxpayer identification number or (iii) change its mailing address, unless, in each such case, the Grantor shall have given the Secured Party not less than thirty (30) days’ prior written notice of such event or occurrence and the Secured Party shall have either (x) determined that such event or occurrence will not adversely affect the validity, perfection or priority of the Secured Party’s security interest in the Collateral, or (y) taken such steps (with the cooperation of the Grantor to the extent necessary or advisable) as are necessary or advisable to properly maintain the validity, perfection and priority of the Secured Party’s security interest in the Collateral owned by the Grantor.

4.1.8  Other Financing Statements.  The Grantor will not suffer to exist or authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral owned by the Grantor, except any financing statement authorized under Section 4.1.4 hereof.

4.2.                              Receivables.

4.2.1  Certain Agreements on Receivables.  During the occurrence and continuation of an Event of Default, the Grantor will not make or agree to make any discount, credit, rebate or other reduction in the original amount owing on a Receivable or accept in satisfaction of a Receivable less than the original amount thereof.  Prior to the occurrence and continuation of an Event of Default, the Grantor may reduce the amount of Accounts arising from the sale of Inventory or the rendering of services in accordance with its present policies and in the ordinary course of business.

4.2.2  Collection of Receivables.  Except as otherwise provided in this Security Agreement, the Grantor will collect and enforce, at the Grantor’s sole expense, all amounts due or hereafter due to the Grantor under the Receivables owned by the Grantor.

4.2.3  Delivery of Invoices.  The Grantor will deliver to the Secured Party immediately upon its request after the occurrence and during the continuance of an Event of Default duplicate invoices with respect to each Account owned by the Grantor bearing such language of assignment as the Secured Party shall specify.

4.2.4  Disclosure of Counterclaims on Receivables.  If (i) any discount, credit or agreement to make a rebate or to otherwise reduce the amount owing on a Receivable owned by the Grantor exists or (ii) if, to the knowledge of the Grantor, any dispute, setoff, claim, counterclaim or defense exists or has been asserted or threatened in writing with respect to a Receivable, in either case, in excess of $25,000, the Grantor will disclose such fact to the Secured Party in writing in connection with the inspection by the Secured Party of any record of the Grantor relating to such Receivable and in connection with any invoice or report furnished by the Grantor to the Secured Party relating to such Receivable.

4.3.                              Maintenance of Goods.  The Grantor will do all things necessary to maintain, preserve, protect and keep the Inventory and the Equipment owned by the Grantor in good repair, working order and saleable condition (ordinary wear and tear excepted) and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

4.4.                              Instruments, Securities, Chattel Paper, Documents and Pledged Deposits.  The Grantor will (i) deliver to the Secured Party immediately upon execution of this Security Agreement the originals of all Chattel Paper, Securities (to the extent certificated) and Instruments constituting Collateral (if any then exist), (ii) hold in trust for the Secured Party upon receipt and immediately thereafter deliver to the Secured Party any Chattel Paper, Securities and Instruments constituting Collateral, (iii) upon the designation of any Pledged Deposits (as set forth in the definition thereof), deliver to the Secured Party such Pledged Deposits which are evidenced by certificates included in the Collateral endorsed in blank, marked with such legends and assigned as the Secured Party shall specify, and (iv) upon the Secured Party’s request, after the occurrence and during the continuance of an Event of Default, deliver to the Secured Party (and thereafter hold in trust for the Secured Party upon receipt and immediately deliver to the Secured Party) any Document evidencing or constituting Collateral.

4.5.                              Uncertificated Securities and Certain Other Investment Property.  The Grantor will permit the Secured Party from time to time to use commercially reasonable efforts to cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of Investment Property not represented by certificates which are Collateral owned by the Grantor to mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of Investment Property not represented by certificates and all rollovers and replacements therefor to reflect the Lien of the

Secured Party granted pursuant to this Security Agreement.  The Grantor will use all commercially reasonable efforts, with respect to Investment Property constituting Collateral owned by the Grantor and held with a financial intermediary, to cause such financial intermediary to enter into a control agreement with the Secured Party in form and substance reasonably satisfactory to the Secured Party, not later than sixty days after the Issuance Date with respect to any financial intermediary in possession of such Collateral on the Issuance Date and promptly after the deposit of any such Collateral with a new financial intermediary after the Issuance Date.

4.6.                              Stock and Other Ownership Interests.

4.6.1  Changes in Capital Structure of Issuers.  The Grantor will neither (i) permit or suffer any issuers of privately held corporate securities or other ownership interests in a corporation, partnership, joint venture or limited liability company constituting Collateral owned by the Grantor, which such issuers are wholly-owned “Subsidiaries” (as defined in the Note Purchase Agreement) of the Grantor, to dissolve, liquidate, retire any of its capital stock or other Instruments or Securities evidencing ownership, reduce its capital or merge or consolidate with any other entity other than the Grantor, nor (ii) vote any of the Instruments, Securities or other Investment Property in favor of any of the foregoing.

4.6.2  Issuance of Additional Securities. The Grantor will not permit or suffer any issuers of privately held corporate securities or other ownership interests in a corporation, partnership, joint venture or limited liability company constituting Collateral, which such issuers are wholly-owned Subsidiaries of the Grantor, to issue any such securities or other ownership interests, any right to receive the same or any right to receive earnings, except to the Grantor.

4.6.3  Registration of Pledged Securities and other Investment Property.  The Grantor will permit any registrable Investment Property Collateral owned by the Grantor to be registered in the name of the Secured Party or its nominee at any time at the option of the Secured Party following the occurrence and during the continuance of an Event of Default and without any further consent of the Grantor.

4.6.4  Exercise of Rights in Pledged Securities and other Investment Property.  The Grantor will permit the Secured Party or its nominee at any time during the continuance of an Event of Default, without notice, to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Collateral owned by the Grantor or any part thereof, and to receive all dividends and interest in respect of such Collateral; provided, however, that voting rights will be exercisable only if Secured Party has notified the Grantor in writing of its intention to do so.

4.7.                              Deposit Accounts.  The Grantor will use commercially reasonable efforts to cause each bank or other financial institution in which it maintains (i) a Deposit Account to enter into a control agreement with the Secured Party, in form and substance satisfactory to the Secured Party in order to give the Secured Party Control of the Deposit Account or (ii) other deposits (general or special, time or demand, provisional or final) to be notified of the security interest granted to the Secured Party hereunder and cause each such bank or other financial institution to acknowledge such notification in writing, in each case not later than sixty days after the Issuance Date with respect to any Deposit Accounts or other such deposits in existence on the Issuance Date and promptly after the opening of any Deposit Accounts or making of such other deposits after the Issuance Date; provided, however, that the provisions of this Section 4.7 shall not apply to any payroll accounts or employee flexible spending accounts.

4.8.                              Letter-of-Credit Rights.  The Grantor will, upon the Secured Party’s request, cause each issuer of a letter of credit, to consent to the assignment of proceeds of the letter of credit in order to give the Secured Party Control of the letter-of-credit rights to such letter of credit.

4.9.                              Federal, State or Municipal Claims.  The Grantor will notify the Secured Party of any Collateral owned by the Grantor which constitutes a claim against the United States government or any state or local government or any instrumentality or agency thereof, the assignment of which claim is restricted by federal, state or municipal law.

4.10.                        Intellectual Property.

4.10.1  If, after the date hereof, the Grantor obtains rights to, including, but not limited to filing and acceptance of a statement of use or an amendment to allege use with the U.S. Patent and Trademark Office, or applies for or seeks registration of, any new patentable invention, Trademark or Copyright in addition to the Patents, Trademarks and Copyrights described in Part C of Exhibit “B”, which are all of the Grantor’s Patents, Trademarks and registered Copyrights as of the date hereof, then the Grantor shall give the Secured Party prompt notice thereof.  The Grantor agrees promptly upon request by the Secured Party to execute and deliver to the Secured Party any supplement to this Security Agreement or any other document reasonably requested by the Secured Party to evidence such security interest in a form appropriate for recording in the applicable federal office.  The Grantor also hereby authorizes the Secured Party to modify this Security Agreement unilaterally (i) by amending Part C of Exhibit “B” to include any future Patents, Trademarks and/or Copyrights of which the Secured Party receives notification from the Grantor pursuant hereto and (ii) by recording, in addition to and not in substitution for this Security Agreement, a duplicate original of this Security Agreement containing in Part C of Exhibit “B” a description of such future Patents, Trademarks and/or Copyrights.

4.10.2  As of the date hereof, the Grantor has no interest in, or title to, any Intellectual Property Licenses, Patents, Trademarks, Industrial Design or registered Copyrights except as set forth in Exhibit “B”.  This Agreement is effective to create a valid and continuing Lien on such Copyrights, Intellectual Property Licenses, Patents, Trademarks and Industrial Designs and, upon filing of the Confirmatory Grant of Security Interest in Copyrights with the United States Copyright Office and filing of the Confirmatory Grant of Security Interest in Patents with the United States Patent and Trademark Office, and the filing of appropriate financing statements in the jurisdictions listed in Exhibit “E” hereto, all action necessary or desirable to protect and perfect the security interest in, to and on the Grantor’s Patents, Trademarks, Copyrights or Industrial

Designs has been taken and such perfected security interest is enforceable as such as against any and all creditors of and purchasers from the Grantor.  The Grantor has no interest in any Copyright that is necessary in connection with the operation of the Grantor’s business, except for those Copyrights identified in Exhibit “B” attached hereto which have been registered with the United States Copyright Office.

4.11.                        Commercial Tort Claims.  If, after the date hereof, the Grantor identifies the existence of a commercial tort claim belonging to the Grantor that has arisen in the course of the Grantor’s business in addition to the commercial tort claims described in Exhibit “F”, which are all of the Grantor’s commercial tort claims as of the date hereof, then the Grantor shall give the Secured Party prompt notice thereof, but in any event not less frequently than quarterly.  The Grantor agrees promptly upon request by the Secured Party to execute and deliver to the Secured Party any supplement to this Security Agreement or any other document reasonably requested by the Secured Party to evidence the grant of a security interest therein in favor of the Secured Party.

4.12.                        Insurance.  The Grantor shall (i) maintain in full force and effect with respect to its insurable properties, insurance policies in such amounts and covering such risks as would be consistent with prudent industry practice, (ii) cause each insurance policy pertaining to the Collateral to (A) name the Secured Party as an “additional insured” if such policy is a liability policy, (B) name the Secured Party as a “mortgagee” and “loss payee” as to claims in excess of $50,000 and include a standard agent’s loss payable endorsement in favor of the Secured Party satisfactory to the Secured Party if such policy is a property insurance policy, (C) provide that, the Secured Party shall be notified in writing of any proposed cancellation or modification of such policy initiated by the Grantor’s insurer at least thirty (30) days in advance prior to any proposed cancellation or modification, (D) provide that all insurance proceeds for losses shall be payable to the Secured Party after the occurrence and during the continuance of an Event of Default, (E) waive any right of subrogation of the insurers against the Secured Party and waive any right of the insurers to any setoff or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of the Grantor, and (E) provide that such insurance shall be primary insurance, that the insurers under such insurance policies shall be liable under such policies without right of contribution from any other insurance coverage and expressly provide that liability for premiums shall be solely a liability of the Grantor.

4.13.                        Real Property.   In the event that at any time that the Secured Obligations (other than inchoate indemnity obligations) are outstanding, the Grantor becomes the owner of any real property, the Grantor shall enter into a mortgage of such real property, in form and substance reasonably satisfactory to the Secured Party to secure the payment and performance of the Secured Obligations.

ARTICLE V

EVENTS OF DEFAULT REMEDIES

5.1.                              Acceleration and Remedies.  Upon the acceleration by the Secured Party of the Grantor’s obligations under the Note, the Secured Obligations shall immediately become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, and the Secured Party may exercise in accordance with applicable law any or all of the following rights and remedies in addition to the rights and remedies provided for in the Note:

5.1.1  Those rights and remedies provided in this Security Agreement, provided that this Section 5.1.1 shall not be understood to limit any rights or remedies available to the Secured Party prior to an Event of Default.

5.1.2  Those rights and remedies available to a secured party under the Delaware UCC (whether or not the Delaware UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ lien) when a debtor is in default under a security agreement.

5.1.3  Without notice except as specifically provided in Section 8.1 hereof or elsewhere herein, the right to sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable.  The Secured Party may purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, may set off the amount of such purchase price against the Secured Obligations then owing.  Any sales of the Collateral may be adjourned from time to time with or without notice.  Subject to the rights of lessors, mortgagees or other third parties, the Secured Party shall have the right to conduct such sales on the premises of the Grantor, at the expense of the Grantor, or elsewhere, on such occasion or occasions as they may see fit.  The net proceeds realized by the Secured Party upon any such sale or other disposition, after deduction for the expense of retaking, holding, preparing for sale, selling or the like and the reasonable attorneys’ fees and legal expenses incurred by the Secured Party in connection therewith, shall be applied as provided herein toward satisfaction of the Secured Obligations.  The Secured Party shall account for and pay to the Grantor any surplus realized upon such sale or other disposition, and the Grantor shall remain liable for any deficiency.  The commencement of any action, legal or equitable, or the rendering of any judgment or decree for any deficiency shall not affect the Secured Party’s security interest in the Collateral.  The Grantor agrees that the Secured Party has no obligation to preserve rights to the Collateral against any other parties.

5.2.                              Grantor’s Obligations Upon Event of Default.  Upon the request of the Secured Party after the occurrence and during the continuance of an Event of Default, the Grantor will:

5.2.1  Assembly of Collateral.  Assemble and make available to the Secured Party the Collateral and all records relating thereto at any place or places specified by the Secured Party that is reasonably convenient to the Secured Party and the Grantor.

5.2.2  Secured Party Access.

(i)                                     Permit the Secured Party, by the Secured Party’s representatives and agents, to enter any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral and to render the Collateral unusable or remove the Collateral therefrom to the premises of the Secured Party or any agent thereof, for such time as the Secured Party may desire, in order effectively to collect or liquidate the Collateral.

(ii)                                  Provide the Secured Party with access to the Grantor’s data processing equipment, computer hardware and software relating to the Collateral and permit the Secured Party to use all of the foregoing and the information contained therein in any manner the Secured Party deems appropriate.

5.3.                              License.  The Secured Party is hereby granted a license or other right to use, following the occurrence and during the continuance of an Event of Default, without charge, the Grantor’s labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, customer lists and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral, and, following the occurrence and during the continuance of an Event of Default, the Grantor’s rights under all licenses and all franchise agreements shall inure to the Secured Party’s benefit.  In addition, the Grantor hereby irrevocably agrees that the Secured Party may, following the occurrence and during the continuance of an Event of  Default, sell any of the Grantor’s Inventory directly to any Person, including without limitation Persons who have previously purchased the Grantor’s Inventory from the Grantor and in connection with any such sale or other enforcement of the Secured Party’s rights under this Security Agreement, may sell Inventory which bears any trademark owned by or licensed to the Grantor and any Inventory that is covered by any copyright owned by or licensed to the Grantor and the Secured Party may finish any work in process and affix any trademark owned by or licensed to the Grantor and sell such Inventory as provided herein.

ARTICLE VI

WAIVERS, AMENDMENTS AND REMEDIES

No delay or omission of the Secured Party to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Event of Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy.  No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by the Secured Party with the concurrence or at the direction of the Grantor, and then only to the extent in such writing specifically set forth.  All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to the Secured Party until the Secured Obligations have been paid in full.

ARTICLE VII

PROCEEDS; COLLECTION OF RECEIVABLES

7.1.                              Lockboxes.  Upon request of the Secured Party after the occurrence and during the continuance of an Event of Default, the Grantor shall execute and deliver to the Secured Party irrevocable lockbox agreements in the form provided by or otherwise acceptable to the Secured Party, and shall use all commercially reasonable efforts to cause such agreements to be accompanied by an acknowledgment by the bank where the lockbox is located of the Lien of the Secured Party granted hereunder and of irrevocable instructions to wire all amounts collected therein to a special collateral account of the Secured Party.

7.2.                              Collection of Receivables.  The Secured Party may at any time after the occurrence and during the continuance of an Event of Default, by giving the Grantor written notice, elect to require that the Receivables be paid directly to the Secured Party.  In such event, the Grantor shall, and shall permit the Secured Party to, promptly notify the account debtors or obligors under the Receivables owned by the Grantor of the Secured Party’s interest therein and direct such account debtors or obligors to make payment of all amounts then or thereafter due under such Receivables directly to the Secured Party.  Upon receipt of any such notice from the Secured Party, the Grantor shall thereafter hold in trust for the Secured Party, all amounts and proceeds received by it with respect to the Receivables and Other Collateral and immediately and at all times thereafter deliver to the Secured Party all such amounts and proceeds in the same form as so received, whether by cash, check, draft or otherwise, with any necessary endorsements.  The Secured Party shall hold and apply funds so received as provided by the terms of Section 7.3 hereof.  In addition the Secured Party may thereupon (i) enforce payment of the Receivables by legal proceedings or otherwise; (ii) exercise all of the Grantor’s rights and remedies with respect to proceedings brought to collect any Receivables; (iii) sell or assign any Receivable upon such terms, for such amount and at such time or times as the Secured Party deems advisable; (iv) settle, adjust, compromise, extend or renew a Receivable; (v) discharge and release any Receivable; and (vii) prepare, file and sign the Grantor’s name on any proof of claim in bankruptcy or other similar document against an account debtor with respect to a Receivable of the Grantor.

7.3.                              Application of Proceeds.  Upon the occurrence and during the continuance of any Event of Default, the Grantor irrevocably waives the right to direct the application of any and all payments at any time or times hereafter received by the Secured Party from the Grantor or with respect to any of the Collateral, and the Grantor does hereby irrevocably agree that the Secured Party shall have the continuing exclusive right to apply and reapply any and all payments received at any time or times with respect to the Collateral against the Secured Obligations in such manner as the Secured Party may deem advisable, notwithstanding any entry by the Secured Party upon any of its books and records.

ARTICLE VIII

GENERAL PROVISIONS

8.1.                              Notice of Disposition of Collateral; Condition of Collateral.  The Secured Party shall send to the Grantor notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made.  Any such notice made shall be deemed reasonable if sent to the Grantor, addressed as set forth in Article IX, at least ten (10) days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made.  The Secured Party shall have no obligation to clean-up or otherwise prepare the Collateral for sale.

8.2.                              Compromises and Collection of Collateral.  The Grantor and the Secured Party recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable.  In view of the foregoing, the Grantor agrees that the Secured Party may at any time and from time to time, if an Event of Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as the Secured Party in its sole discretion shall determine or abandon any Receivable, and any such action by the Secured Party shall be commercially reasonable so long as the Secured Party acts in good faith based on information known to it at the time it takes any such action.

8.3.                              Secured Party Performance of Grantor’s Obligations.  Without having any obligation to do so, the Secured Party may perform or pay any obligation which the Grantor has agreed to perform or pay in this Security Agreement and the Grantor shall reimburse the Secured Party for any reasonable amounts paid by the Secured Party pursuant to this Section 8.3.  The Grantor’s obligation to reimburse the Secured Party pursuant to the preceding sentence shall be a Secured Obligation payable on demand.

8.4.                              Authorization for Secured Party to Take Certain Action.  The Grantor irrevocably authorizes the Secured Party at any time and from time to time in the sole discretion of the Secured Party and appoints the Secured Party as its attorney in fact (i) to file financing statements necessary or desirable in the Secured Party’s sole discretion to perfect and to maintain the perfection and priority of the Secured Party’s security interest in the Collateral, (ii) to indorse and collect any cash proceeds of the Collateral, (iii) to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as the Secured Party in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Secured Party’s security interest in the Collateral, (iv) to contact and enter into one or more agreements with the issuers of uncertificated securities which are Collateral owned by the Grantor and which are Securities or with financial intermediaries holding other Investment Property as may be necessary or advisable to give the Secured Party Control over such Securities or other Investment Property, (v) after the occurrence and during the continuance of an Event of Default, to enforce payment of the Instruments, Accounts and Receivables in the name of the Secured Party or the Grantor, (vi) to apply the proceeds of any Collateral received by the Secured Party after the occurrence and during the continuance of an Event of Default to the Secured Obligations as provided in Article VII and (vii) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are specifically permitted hereunder), and the Grantor agrees to reimburse the Secured Party on demand for any reasonable payment made or any reasonable expense incurred by the Secured Party in connection therewith, provided that this authorization shall not relieve the Grantor of any of its obligations under this Security Agreement.

8.5.                              Specific Performance of Certain Covenants.  The Grantor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.1.5, 4.1.6, 4.4, 5.2, or 8.7 or in Article VII hereof will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Secured Party to seek and obtain specific performance of other obligations of the Grantor contained in this Security Agreement, that the covenants of the Grantor contained in the Sections referred to in this Section 8.5 shall be specifically enforceable against the Grantor.

8.6.                              Use and Possession of Certain Premises.  Subject to the rights of lessors, mortgagees or other third parties, upon the occurrence and during the continuance of an Event of Default, the Secured Party shall be entitled to occupy and use any premises owned or leased by the Grantor where any of the Collateral or any records relating to the Collateral are located until the Secured Obligations are paid or the Collateral is removed therefrom, whichever first occurs, without any obligation to pay the Grantor for such use and occupancy.

8.7.                              Dispositions Not Authorized.  The Grantor is not authorized to sell or otherwise dispose of the Collateral except as set forth in Section 4.1.5 hereof and notwithstanding any course of dealing between the Grantor and the Secured Party or other conduct of the Secured Party, no authorization to sell or otherwise dispose of the Collateral (except as set forth in Section 4.1.5 hereof) shall be binding upon the Secured Party unless such authorization is in writing signed by the Secured Party.

8.8.                              Benefit of Agreement.  The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of the Grantor and the Secured Party and their respective successors and assigns (including all persons who become bound as a debtor to this Security Agreement), except that the Grantor shall not have the right to assign its rights or delegate its obligations under this Security Agreement or any interest herein, without the prior written consent of the Secured Party.

8.9.                              Survival of Representations.  All representations and warranties of the Grantor contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

8.10.                        Taxes and Expenses.  Any taxes (including income taxes) payable or ruled payable by a Federal or State authority in respect of this Security Agreement shall be paid by the Grantor, together with interest and penalties, if any.  The Grantor shall reimburse the Secured Party for any and all reasonable documented out-of-pocket expenses and internal charges (including reasonable documented attorneys’, auditors’ and accountants’ fees and reasonable time charges of attorneys, paralegals, auditors and accountants who may be employees of the

Secured Party) paid or incurred by the Secured Party in connection with the preparation, execution, delivery, administration, collection and enforcement of this Security Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral).  Any and all costs and expenses incurred by the Grantor in the performance of actions required pursuant to the terms hereof shall be borne solely by the Grantor.

8.11.                        Headings.  The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

8.12.                        Termination.  This Security Agreement shall continue in effect until all of the Secured Obligations (other than inchoate indemnity obligations) have been indefeasibly paid in cash and performed in full or the Note has been converted into shares of Common Stock of the Grantor or the Imagify License in accordance with the provisions of Section 3 of the Note, and shall thereupon terminate.

8.13.                        Entire Agreement.  This Security Agreement embodies the entire agreement and understanding between the Grantor and the Secured Party relating to the Collateral and supersedes all prior agreements and understandings between the Grantor and the Secured Party relating to the Collateral.

8.14.                        Governing Law; Jurisdiction; Waiver of Jury Trial.

8.14.1  THIS SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS AND DECISIONS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF DELAWARE.

8.14.2  The Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any Delaware state court sitting in New Castle County, Delaware and of the United States District Court for the District of Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Security Agreement or the Note, or for recognition or enforcement of any judgment, and the Grantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Delaware state court or, to the extent permitted by law, in such Federal court.  The Grantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Security Agreement or the Note shall affect any right that the Secured Party may otherwise have to bring any action or proceeding relating to this Security Agreement or the Note against the Grantor or its properties in the courts of any jurisdiction.

8.14.3  The Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Security Agreement or the Note in any court referred to in Section 8.14.2.  The Grantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

8.14.4  Each party to this Security Agreement irrevocably consents to service of process in the manner provided for notices in Article IX of this Security Agreement.  Nothing in this Security Agreement or the Note will affect the right of any party to this Security Agreement to serve process in any other manner permitted by law.

8.14.5  WAIVER OF JURY TRIAL.  THE GRANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR THE NOTE (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

8.15.                        Indemnity.  The Grantor hereby agrees to indemnify the Secured Party, and its successors, assigns, agents and employees, from and against any and all liabilities, damages, penalties, suits, costs, and expenses of any kind and nature  (including, without limitation, all expenses of litigation or preparation therefor whether or not the Secured Party is a party thereto) imposed on, incurred by or asserted against the Secured Party, or its successors, assigns, agents and employees, in any way relating to or arising out of this Security Agreement or the Note, or the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Collateral (including, without limitation, latent and other defects, whether or not discoverable by the Secured Party or the Grantor, and any claim for patent, trademark or copyright infringement), other than any such liabilities, damages, penalties, suits, costs, or expenses resulting from the gross negligence or willful misconduct of the Secured Party or any of such successors, assigns, agents or employees.

8.16.                        Intentionally Omitted.

8.17.                        Severability.  Any provision in this Security Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Security Agreement are declared to be severable.

8.18.                        Counterparts.  This Security Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Security Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Security Agreement.

ARTICLE IX

NOTICES

9.1.                              Sending Notices.  Any notice required or permitted to be given under this Security Agreement shall be sent (and deemed received) in the manner and to the addresses set forth in Section 12.3 of the Note Purchase Agreement.

9.2.                              Change in Address for Notices.  Each of the Grantor and the Secured Party may change the address for service of notice upon it by a notice in writing to the other parties.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the Grantor and the Secured Party have executed this Security Agreement as of the date first above written.

ACUSPHERE, INC., as the Grantor

By:
Name:
Title:

Signature Page to Pledge and Security Agreement

CEPHALON, INC., as the Secured Party

By:
Name:
Title:

Signature Page to Pledge and Security Agreement

EXHIBIT “A”
(See Sections 3.3, 3.4, 3.5 and 4.1.7 of Security Agreement)

Prior names, jurisdiction of formation, place of business (if Grantor has only one place of business), chief executive office (if Grantor has more than one place of business), mergers and mailing address:

Acusphere, Inc
500 Arsenal Street
Watertown, MA 02472

Attention: Lawrence A. Gyenes, CFO

Jurisdiction of Formation: Delaware

Locations of Real Property, Inventory, Equipment and Fixtures:

A.	Real Properties Owned by the Grantor:

NONE

B.	Properties Leased by the Grantor (Include Landlord’s Name):

Acusphere, Inc.
500 Arsenal Street
Watertown, MA 02472
Landlord: ARE-500 Arsenal Street, LLC

890 East Street
Tewksbury, MA 01876
Landlord: 890 East LLC

120 Lumber Lane
Tewksbury, MA 01876
Landlord: Garrett Nominee Trust

C.	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of warehouse operator or other bailee or consignee):

NONE

EXHIBIT “B”
(See Sections 3.8 and 3.12 of Security Agreement)

A. Vehicles subject to certificates of title:

Description	Title Number & State Where Issued
NONE

B. Aircraft/engines, ships, railcars and other vehicles governed by federal statute:

Description	Registration Number
NONE

C.  Patents, copyrights, trademarks protected under federal law* and industrial designs:

See Attached IP Schedule

* For (i) trademarks, show the trademark itself, the registration date and the registration number; (ii) trademark applications, show the trademark applied for, the application filing date and the serial number of the application; (iii) patents, show the patent number, issue date and a brief description of the subject matter of the patent; and (iv) patent applications, show the serial number of the application, the application filing date and a brief description of the subject matter of the patent applied for.  Any licensing agreements for patents or trademarks should be described on a separate schedule.

EXHIBIT “C”
(See Section 3.8 of Security Agreement)

Legal description, county and street address of property on which
Fixtures are located:

NONE

Name and Address of Record Owner:

EXHIBIT “D”

List of Pledged Securities
(See Section 3.11 of Security Agreement)

A. STOCKS:

Issuer	Certificate Number	Number of Shares
Acusphere Securities Corp.	1	100

B. BONDS:

Issuer	Number	Face Amount	Coupon Rate	Maturity
NONE

C. GOVERNMENT SECURITIES:

Issuer	Number	Type	Face Amount	Coupon Rate	Maturity
NONE

D. OTHER SECURITIES OR OTHER INVESTMENT PROPERTY

(CERTIFICATED AND UNCERTIFICATED):

Issuer	Description of Collateral	Percentage Ownership Interest
Acusphere Limited	65% ownership	65%

EXHIBIT “E”
(See Section 3.1 of Security Agreement)

OFFICES IN WHICH FINANCING STATEMENTS HAVE BEEN FILED

Secretary of State of the State of Delaware

EXHIBIT “F”
(See Definition of “Commercial Tort Claims”)

COMMERCIAL TORT CLAIMS

[Describe parties, case number (if applicable), nature of dispute]

Claim filed by Miguel Torres with the Commonwealth of Massachusetts - Commission Against Discrimination (MCAD), Claim No. 08BEM01015

EXHIBIT “G”

(See Section 3.10 of Security Agreement”)

FEDERAL EMPLOYER IDENTIFICATION NUMBER;

STATE ORGANIZATION NUMBER; JURISDICTION OF INCORPORATION

GRANTOR	Federal Employer Identification Number	Type of Organization	State of Organization or Incorporation	State Organization Number
Acusphere, Inc.	04-3208947	Corporation	Delaware	2343382
Acusphere Securities Corp.	04-3340552	Corporation	Massachusetts
Acusphere Limited	SC268017	Corporation	United Kingdom

EXHIBIT “H”

(See Section 3.13 of Security Agreement”)

INSURANCE POLICIES

SEE ATTACHED INSURANCE OUTLINE

EXHIBIT “I”

(See Section 3.12.3 of Security Agreement”)

SEE ATTACHED IP SCHEDULE

Intellectual Property of the Company

	Microencapsulated Fluorinated Gases for Use as Imaging Agents
ACU102	Australia	Grant	21392/97	Feb 27 1997	721209	Oct 12 2000
	Austria	Grant	97906791.5	Feb 27 1997	E266.426	May 12 2004
	Belgium	Grant	97906791.5	Feb 27 1997	0904113	May 12 2004
	Brazil	Pending	PI9707936-7	Feb 27 1997
	Canada	Grant	2,247,151	Feb 27 1997	2,247,151	May 20 2008
	China	Grant	97192870.3	Feb 27 1997	ZL97192870.3	Jul 02 2003
	Czech Republic	Pending	PV2812-98	Feb 27 1997
	Denmark	Grant	97906791.5	Feb 27 1997	0904113	May 12 2004
	European Patent	Gone National	97906791.5	Feb 27 1997	0904113	May 12 2004
	Finland	Grant	97906791.5	Feb 27 1997	0904113	May 12 2004
	France	Grant	97906791.5	Feb 27 1997	0904113	May 12 2004
	Germany	Grant	97906791.5	Feb 27 1997	69729088.3	May 12 2004
	Greece	Grant	97906791.5	Feb 27 1997	20040402661	May 12 2004
	Hong Kong	Grant	99104237.7	Sep 29 1999	HK1020428	Feb 25 2005
	Hungary	Pending	P9902897	Feb 27 1997
	Indonesia	Grant	P-970681	Mar 05 1997	ID 0007292	Jan 31 2002
	Ireland	Grant	97906791.5	Feb 27 1997	0904113	May 12 2004
	Israel	Grant	126073	Feb 27 1997	126073	May 12 2002
	Italy	Grant	97906791.5	Feb 27 1997	0904113	May 12 2004
	Japan	Grant	531838/97	Feb 27 1997	3,178,724	Apr 13 2001
	Korea, Republic of (South)	Grant	98-706964	Feb 27 1997	0477857	Mar 10 2005
	Luxembourg	Grant	97906791.5	Feb 27 1997	0904113	May 12 2004
	Malaysia	Grant	PI 9700858	Mar 05 1997	MY-124549-A	Jun 30 2006
	Monaco	Grant	97906791.5	Feb 27 1997	0904113	May 12 2004
	Netherlands	Grant	97906791.5	Feb 27 1997	0904113	May 12 2004
	New Zealand	Grant	331460	Feb 27 1997	331460	Apr 26 1999
	Norway	Grant	1998.4089	Feb 27 1997	312.940	Jul 22 2002
	Philippines	Grant	55726	Mar 04 1997	1-1997-55726	Nov 15 2000
	Poland	Grant	P328690	Feb 27 1997	PL 190452	Dec 12 2005
	Portugal	Grant	97906791.5	Feb 27 1997	0904113	May 12 2004
	Singapore	Grant	9805169-1	Feb 27 1997	56794	Nov 16 1999
	South Africa	Grant	97/1812	Mar 03 1997	97/1812	Jan 27 1999
	Spain	Grant	97906791.5	Feb 27 1997	0904113	May 12 2004
	Sweden	Grant	97906791.5	Feb 27 1997	0904113	May 12 2004
	Switzerland	Grant	97906791.5	Feb 27 1997	0904113	May 12 2004
	Taiwan	Grant	86102918	Mar 10 1997	I246426	Jan 01 2006
	Thailand	Pending	036055	Mar 05 1997
	United Kingdom	Grant	97906791.5	Feb 27 1997	0904113	May 12 2004
	United States of America	Grant	08/611,248	Mar 05 1996	5,611,344	Mar 18 1997

	Title
File Number	Country Name	Status Description	Application Number	Appl. Date	Patent No.	Date of Grant
ACU102CON	Method for Making Porous Microparticles by Spray Drying
	United States of America	Grant	08/745,676	Nov 08 1996	5,853,698	Dec 29 1998

ACU102CON(2)	Ultrasound Contrast Agents Produced By Spray Drying
	United States of America	Grant	09/158,295	Sep 22 1998	6,132,699	Oct 17 2000

ACU103	Polymer-Lipid Microencapsulated Gases for Use as Imaging Agents
	Australia	Grant	33672/97	Feb 27 1997	720727	Sep 21 2000
	Austria	Grant	97929669.6	Feb 27 1997	0957942	Jun 16 2004
	Belgium	Grant	97929669.6	Feb 27 1997	0957942	Jun 16 2004
	Brazil	Pending	PI9711109-0	Feb 27 1997
	Canada	Grant	2,260,938	Feb 27 1997	2,260,938	May 06 2003
	China	Grant	97196876.4	Feb 27 1997	ZL97196876.4	Oct 23 2002
	Czech Republic	Pending	PV 328-99	Feb 27 1997
	Denmark	Grant	97929669.6	Feb 27 1997	0957942	Jun 16 2004
	European Patent	Gone National	97929669.6	Feb 27 1997	0957942	Jun 16 2004
	Finland	Grant	97929669.6	Feb 27 1997	0957942	Jun 16 2004
	France	Grant	97929669.6	Feb 27 1997	0957942	Jun 16 2004
	Germany	Grant	97929669.6	Feb 27 1997	69729579.6	Jun 16 2004
	Greece	Grant	97929669.6	Feb 27 1997	0957942	Jun 16 2004
	Hong Kong	Grant	00103029.9	Feb 27 1997	HK1023939	Apr 22 2005
	Hungary	Pending	P0000392	Feb 27 1997
	Indonesia	Grant	P-970682	Mar 05 1997	ID0006280	May 03 2001
	Ireland	Grant	97929669.6	Feb 27 1997	0957942	Jun 16 2004
	Israel	Grant	128163	Feb 27 1997	128163	Jun 11 2002
	Italy	Grant	97929669.6	Feb 27 1997	0957942	Jun 16 2004
	Japan	Grant	508764/98	Feb 27 1997	2987212	Oct 01 1999
	Korea, Republic of (South)	Grant	99-7000708	Feb 27 1997	0477876	Mar 10 2005
	Luxembourg	Grant	97929669.6	Feb 27 1997	0957942	Jun 16 2004
	Malaysia	Grant	PI 9700890	Mar 05 1997	MY-130324-A	Jun 29 2007
	Monaco	Grant	97929669.6	Feb 27 1997	0957942	Jun 16 2004
	Netherlands	Grant	97929669.6	Feb 27 1997	0957942	Jun 16 2004
	New Zealand	Grant	333864	Feb 27 1997	333864	Aug 17 1999
	Norway	Grant	1999.0402	Feb 27 1997	318.460	Mar 21 2005
	Philippines	Grant	55724	Mar 04 1997	1-1997-55724	Dec 08 1999
	Poland	Grant	P331487	Feb 27 1997	188011	Feb 10 2005
	Portugal	Grant	97929669.6	Feb 27 1997	0957942	Jun 16 2004
	Singapore	Grant	9900418-6	Feb 27 1997	61311	May 23 2000
	South Africa	Grant	97/1813	Mar 03 1997	97/1813	Jan 28 1998
	Spain	Grant	97929669.6	Feb 27 1997	0957942	Jun 16 2004
	Sweden	Grant	97929669.6	Feb 27 1997	0957942	Jun 16 2004
	Switzerland	Grant	97929669.6	Feb 27 1997	0957942	Jun 16 2004
	Taiwan	Grant	86102919	Mar 10 1997	NI-153017	Jul 23 2002
	Thailand	Grant	036054	Mar 05 1997	21009	Dec 06 2007

4

	Title
File Number	Country Name	Status Description	Application Number	Appl. Date	Patent No.	Date of Grant
	United Kingdom	Grant	97929669.6	Feb 27 1997	0957942	Jun 16 2004
	United States of America	Grant	08/681,710	Jul 29 1996	5,837,221	Nov 17 1998

ACU104	Method for Enhancing the Echogenicity and Decreasing the Attenuation of Microencapsulated Gases
	Austria	Grant	98932957.8	Jun 30 1998	E352322	Jan 24 2007
	Belgium	Grant	98932957.8	Jun 30 1998	0996470	Jan 24 2007
	Brazil	Pending	PI9810371-7	Jun 30 1998
	Canada	Allowed application	2,294,199	Jun 30 1998
	China	Grant	98806720.X	Jun 30 1998	ZL98806720.X	Aug 09 2006
	Cyprus	Grant	98932957.8	Jun 30 1998	0996470	Jan 24 2007
	Denmark	Grant	98932957.8	Jun 30 1998	0996470	Jan 24 2007
	European Patent	Gone National	98932957.8	Jun 30 1998	0996470	Jan 24 2007
	Finland	Grant	98932957.8	Jun 30 1998	0996470	Jan 24 2007
	France	Grant	98932957.8	Jun 30 1998	0996470	Jan 24 2007
	Germany	Grant	98932957.8	Jun 30 1998	69836961.0	Jan 24 2007
	Greece	Grant	98932957.8	Jun 30 1998	0996470	Jan 24 2007
	Hong Kong	Grant	00106986.3	Nov 02 2000	1029273	Aug 24 2007
	Ireland	Grant	98932957.8	Jun 30 1998	0996470	Jan 24 2007
	Israel	Grant	133595	Jun 30 1998	133595	Sep 02 2004
	Italy	Grant	98932957.8	Jun 30 1998	0996470	Jan 24 2007
	Japan	Pending	1999-505860	Jun 30 1998
	Korea, Republic of (South)	Grant	1999-7012433	Jun 30 1998	10-0637022	Oct 16 2006
	Luxembourg	Grant	98932957.8	Jun 30 1998	0996470	Jan 24 2007
	Malaysia	Grant	PI9802974	Jun 30 1998	MY-122120-A	Mar 31 2006
	Mexico	Grant	9911840	Jun 30 1998	236136	Apr 24 2006
	Monaco	Grant	98932957.8	Jun 30 1998	0996470	Jan 24 2007
	Netherlands	Grant	98932957.8	Jun 30 1998	0996470	Jan 24 2007
	Norway	Grant	19996512	Jun 30 1998	316614	Mar 08 2004
	Philippines	Grant	1-1998-01674	Jul 01 1998	1-1998-01674	May 26 2003
	Portugal	Grant	98932957.8	Jun 30 1998	0996470	Jan 24 2007
	Spain	Grant	98932957.8	Jun 30 1998	0996470	Jan 24 2007
	Sweden	Grant	98932957.8	Jun 30 1998	0996470	Jan 24 2007
	Switzerland	Grant	98932957.8	Jun 30 1998	0996470	Jan 24 2007
	United Kingdom	Grant	98932957.8	Jun 30 1998	0996470	Jan 24 2007
	United States of America	Grant	08/885,933	Jun 30 1997	6,045,777	Apr 04 2000

ACU105	Matrices Formed Of Polymer And Hydrophobic Compounds For Use In Drug Delivery
	Australia	Grant	746696	Mar 08 1999	746696	Aug 15 2002
	Austria	Grant	99911269.1	Mar 08 1999	1073422	Mar 08 2006
	Belgium	Grant	99911269.1	Mar 08 1999	1073422	Mar 08 2006
	Brazil	Pending	PI9910340-0	Mar 08 1999
	Canada	Grant	2,329,875	Mar 08 1999	2,329,875	Sep 16 2003

5

	Title
File Number	Country Name	Status Description	Application Number	Appl. Date	Patent No.	Date of Grant
	China	Grant	99806372.X	Mar 08 1999	ZL99806372.X	May 18 2005
	Denmark	Grant	99911269.1	Mar 08 1999	1073422	Mar 08 2006
	European Patent	Gone National	99911269.1	Mar 08 1999	1073422	Mar 08 2006
	Finland	Grant	99911269.1	Mar 08 1999	1073422	Mar 08 2006
	France	Grant	99911269.1	Mar 08 1999	1073422	Mar 08 2006
	Germany	Grant	99911269.1	Mar 08 1999	69930240.4	Mar 08 2006
	Greece	Grant	99911269.1	Mar 08 1999	1073422	Mar 08 2006
	Ireland	Grant	99911269.1	Mar 08 1999	1073422	Mar 08 2006
	Israel	Grant	139252	Mar 08 1999	139252	Feb 01 2007
	Italy	Grant	99911269.1	Mar 08 1999	1073422	Mar 08 2006
	Japan	Pending	2000-546758	Mar 08 1999
	Korea, Republic of (South)	Grant	2000-7012030	Mar 08 1999	10-0703051	Mar 28 2007
	Mexico	Allowed application	PA/a/2000/010566	Mar 08 1999
	Netherlands	Grant	99911269.1	Mar 08 1999	1073422	Mar 08 2006
	New Zealand	Grant	508470	Mar 08 1999	508470	Jun 09 2003
	Norway	Grant	20005452	Mar 08 1999	324895	Dec 27 2007
	Poland	Grant	P343691	Mar 08 1999	196159	Nov 16 2007
	Portugal	Grant	99911269.1	Mar 08 1999	1073422	Mar 08 2006
	Singapore	Grant	200006235-6	Mar 08 1999	76927	Aug 21 2004
	Spain	Grant	99911269.1	Mar 08 1999	1073422	Mar 08 2006
	Sweden	Grant	99911269.1	Mar 08 1999	1073422	Mar 08 2006
	Switzerland	Grant	99911269.1	Mar 08 1999	1073422	Mar 08 2006
	United Kingdom	Grant	99911269.1	Mar 08 1999	1073422	Mar 08 2006
	United States of America	Grant	09/255,179	Feb 22 1999	6,423,345	Jul 23 2002

ACU105DIV	Matrices Formed Of Polymer And Hydrophobic Compounds For Use In Drug Delivery
	United States of America	Grant	09/730,694	Dec 06 2000	7,160,557	Jan 09 2007

ACU105DIV(2)	Matrices Formed Of Polymer And Hydrophobic Compounds For Use In Drug Delivery
	United States of America	Grant	09/731,412	Dec 06 2000	7,052,719	May 30 2006

ACU105DIV(2)CON	Matrices Formed Of Polymer And Hydrophobic Compounds For Use In Drug Delivery
	United States of America	Grant	10/383,264	Mar 05 2003	6,689,390	Feb 10 2004

ACU105DIVCON	Matrices Formed Of Polymer And Hydrophobic Compounds For Use In Drug Delivery
	United States of America	Grant	10/384,902	Mar 06 2003	6,730,322	May 04 2004

ACU105DIVCON(2)	Matrices Formed Of Polymer And Hydrophobic Compounds For Use In Drug Delivery
	United States of America	Pending	11/617,935	Dec 29 2006

6

	Title
File Number	Country Name	Status Description	Application Number	Appl. Date	Patent No.	Date of Grant
ACU108	Spray Drying Apparatus And Methods Of Use
	Australia	Grant	769298	Apr 26 2000	769298	May 06 2004
	Austria	Grant	00928391.2	Apr 26 2000	E260.707	Mar 03 2004
	Belgium	Grant	00928391.2	Apr 26 2000	1175257	Mar 03 2004
	Brazil	Pending	PI0011226-7	Apr 26 2000
	Canada	Grant	2,372,194	Apr 26 2000	2,372,194	Jan 18 2005
	China	Grant	00807223.X	Apr 26 2000	ZL00807223.X	Apr 21 2004
	Cyprus	Grant	00928391.2	Apr 26 2000	1175257	Mar 03 2004
	Denmark	Grant	00928391.2	Apr 26 2000	1175257	Mar 03 2004
	European Patent	Gone National	00928391.2	Apr 26 2000	1175257	Mar 03 2004
	Finland	Grant	00928391.2	Apr 26 2000	1175257	Mar 03 2004
	France	Grant	00928391.2	Apr 26 2000	1175257	Mar 03 2004
	Germany	Grant	00928391.2	Apr 26 2000	60008720.4	Mar 03 2004
	Greece	Grant	00928391.2	Apr 26 2000	20040401759	Mar 03 2004
	Ireland	Grant	00928391.2	Apr 26 2000	1175257	Mar 03 2004
	Israel	Grant	146265	Apr 26 2000	146265	Apr 25 2005
	Italy	Grant	00928391.2	Apr 26 2000	1175257	Mar 03 2004
	Japan	Pending	2000-615133	Apr 26 2000
	Korea, Republic of (South)	Grant	2001-7013974	Apr 26 2000	0464065	Dec 20 2004
	Luxembourg	Grant	00928391.2	Apr 26 2000	1175257	Mar 03 2004
	Malaysia	Grant	PI20001901	May 03 2000	MY-125075-A	Jul 31 2006
	Monaco	Grant	00928391.2	Apr 26 2000	1175257	Mar 03 2004
	Netherlands	Grant	00928391.2	Apr 26 2000	1175257	Mar 03 2004
	New Zealand	Grant	515684	Apr 26 2000	515684	Sep 08 2003
	Norway	Grant	20015351	Apr 26 2000	321912	Jul 17 2006
	Philippines	Grant	1-2000-01120	May 03 2000	1-2000-01120	Feb 07 2006
	Portugal	Grant	00928391.2	Apr 26 2000	1175257	Mar 03 2004
	Singapore	Grant	200106762-8	Apr 26 2000	84699	Feb 28 2005
	South Africa	Grant	2001/9553	Apr 26 2000	2001/9553	Aug 27 2003
	Spain	Grant	00928391.2	Apr 26 2000	1175257	Mar 03 2004
	Sweden	Grant	00928391.2	Apr 26 2000	1175257	Mar 03 2004
	Switzerland	Grant	00928391.2	Apr 26 2000	1175257	Mar 03 2004
	Taiwan	Grant	89108409	Jul 13 2000	NI-187729	Feb 05 2004
	Thailand	Grant	057275	May 03 2000	23591	Apr 21 2008
	United Kingdom	Grant	00928391.2	Apr 26 2000	1175257	Mar 03 2004
	United States of America	Grant	09/304,257	May 03 1999	6,223,455	May 01 2001

ACU108CIP	Spray Drying Apparatus And Methods Of Use
	United States of America	Grant	09/756,950	Jan 09 2001	6,308,434	Oct 30 2001

7

	Title
File Number	Country Name	Status Description	Application Number	Appl. Date	Patent No.	Date of Grant
ACU108CIP(2)	Spray Drying Apparatus And Methods Of Use
	United States of America	Grant	10/045,419	Oct 26 2001	6,560,897	May 13 2003

ACU109	Porous Drug Matrices And Methods For Manufacture Thereof
	United States of America	Grant	09/433,486	Nov 04 1999	6,395,300	May 28 2002

ACU109/110	Porous Drug Matrices And Methods Of Manufacture Thereof
	Australia	Grant	768022	May 25 2000	768022	Mar 11 2004
	Austria	Grant	00939365.3	May 25 2000	1180020	Dec 14 2005
	Belgium	Grant	00939365.3	May 25 2000	1180020	Dec 14 2005
	Brazil	Pending	PI0010984-3	May 25 2000
	Canada	Grant	2,371,836	May 25 2000	2,371,836	Jan 31 2006
	China	Grant	00808161.1	May 25 2000	ZL00808161.1	Feb 08 2006
	Denmark	Grant	00939365.3	May 25 2000	1180020	Dec 14 2005
	European Patent	Gone National	00939365.3	May 25 2000	1180020	Dec 14 2005
	Finland	Grant	00939365.3	May 25 2000	1180020	Dec 14 2005
	France	Grant	00939365.3	May 25 2000	1180020	Dec 14 2005
	Germany	Grant	00939365.3	May 25 2000	60024811.9	Dec 14 2005
	Hong Kong	Grant	03101310.8	May 25 2000	HK1048956	Jul 28 2006
	Ireland	Grant	00939365.3	May 25 2000	1180020	Dec 14 2005
	Israel	Pending	146659	May 25 2000
	Italy	Grant	00939365.3	May 25 2000	1180020	Dec 14 2005
	Japan	Pending	2000-620939	May 25 2000
	Korea, Republic of (South)	Grant	2001-7015052	May 25 2000	10-0752000	Aug 17 2007
	Mexico	Grant	PA/a/2001/012106	May 25 2000	244662	Apr 02 2007
	Netherlands	Grant	00939365.3	May 25 2000	1180020	Dec 14 2005
	New Zealand	Grant	516083	May 25 2000	516083	Dec 08 2003
	Norway	Grant	20015753	May 25 2000	323761	Jul 02 2007
	Philippines	Grant	1-2000-01402	May 29 2000	1-2000-001402	Nov 21 2006
	Portugal	Grant	00939365.3	May 25 2000	1180020	Dec 14 2005
	Singapore	Grant	200107349-3	May 25 2000	85293	Jan 30 2004
	South Africa	Grant	2001/10347	May 25 2000	2001/10347	Sep 23 2003
	Spain	Grant	00939365.3	May 25 2000	1180020	Dec 14 2005
	Sweden	Grant	00939365.3	May 25 2000	1180020	Dec 14 2005
	Switzerland	Grant	00939365.3	May 25 2000	1180020	Dec 14 2005
	Taiwan	Grant	89110363	May 29 2000	I274589	Mar 01 2007
	Thailand	Pending	057899	May 29 2000
	United Kingdom	Grant	00939365.3	May 25 2000	1180020	Dec 14 2005

ACU109/110DIV	Porous Drug Matrices And Methods Of Manufacture Thereof
	China	Grant	200510136940.4	Dec 15 2005	ZL200510136940.4	Mar 26 2008

8

Title
File Number	Country Name	Status Description	Application Number	Appl. Date	Patent No.	Date of Grant
	European Patent	Pending	05027194.9	May 25 2000
	Hong Kong	Pending	07102209.6	May 25 2000
	Korea, Republic of (South)	Pending	2007-7012286	May 25 2000
	Philippines	Pending	1-2006-000163	May 29 2000

ACU109CIP	Porous Drug Matrices And Methods For Manufacture Thereof
	United States of America	Pending	10/053,929	Jan 22 2002

ACU109CIPDIV	Porous Drug Matrices And Methods For Manufacture Thereof
	United States of America	Pending	10/924,642	Aug 24 2004

ACU109CIPDIV(2)	Porous Drug Matrices and Methods of Manufacture Thereof
	United States of America	Pending	10/928,886	Aug 27 2004

ACU109DIV	Porous Drug Matrices And Methods For Manufacture Thereof
	United States of America	Grant	09/694,407	Oct 23 2000	6,645,528	Nov 11 2003

ACU109DIV(2)	Porous Drug Matrices And Methods For Manufacture Thereof
	United States of America	Grant	09/706,045	Nov 03 2000	6,932,983	Aug 23 2005

ACU110	Porous Paclitaxel Matrices And Methods Of Manufacturing Thereof
	United States of America	Grant	09/798,824	Mar 02 2001	6,610,317	Aug 26 2003

ACU110REISSUE	Porous Paclitaxel Matrices and Methods of Manufacture Thereof
	United States of America	Grant	11/213,257	Aug 26 2005	RE40,493	Sep 09 2009

ACU111	Porous Celecoxib Matrices And Methods of Manufacture Thereof
	Canada	Grant	2,412,885	Jun 15 2001	2,412,885	Sep 05 2006
	Japan	Pending	2002-510056	Jun 15 2001
	United States of America	Grant	09/881,289	Jun 14 2001	6,589,557	Jul 08 2003

ACU111CIP	Porous Cox-2 Inhibitor Matrices and Methods of Manufacture Thereof
	United States of America	Grant	10/441,440	May 19 2003	6,800,297	Oct 05 2004

9

	Title
File Number	Country Name	Status Description	Application Number	Appl. Date	Patent No.	Date of Grant
ACU116	Ultrasound Contrast Agent Dosage Formulation
	Australia	Pending	2004320514	Jun 04 2004
	Brazil	Pending	PI0418879-9	Jun 04 2004
	Canada	Pending	2,569,134	Jun 04 2004
	China	Pending	200480043713.0	Jun 04 2004
	European Patent	Pending	04014021.2	Jun 15 2004
	Hong Kong	Pending	06106371.0	Jun 02 2006
	India	Pending	7358/DELNP/2006	Jun 04 2004
	Indonesia	Pending	W00200603448	Jun 04 2004
	Israel	Pending	179594	Jan 04 2004
	Japan	Pending	Jun 04 2004
	Korea, Republic of (South)	Pending	2007-7000082	Jun 04 2004
	Malta	Grant	2248	Jun 11 2004	PAT/2248	Dec 21 2005
	Mexico	Pending	PA/a/2006/01411	Jun 04 2004
	New Zealand	Pending	551986	Jun 04 2004
	Norway	Pending	2007 0070	Jun 04 2004
	Philippines	Pending	1-2006-502433	Jun 04 2004
	Russian Federation	Allowed application	2006147232	Jun 04 2004
	Singapore	Pending	200608260-6	Jun 04 2004
	South Africa	Allowed application	2006/09760	Jun 04 2004
	United States of America	Pending	11/143,170	Jun 02 2005
	United States of America	Pending	11/834,111	Aug 06 2007

ACU118	Ultrasonic Contrast Agents, Process for Their Preparation and Their Use as a Diagnostic and Therapeutic Agent
	Denmark	Grant	1990 01864	Feb 01 1989	PR 175832	Mar 14 2005

ACU118CNT3	Ultrasonic Contrast Agents, Process for Their Preparation and Their Use as a Diagnostic and Therapeutic Agent
	United States of America	Grant	08/072,748	Jun 07 1993	5,425,366	Jun 20 1995

ACU118CNT5	Ultrasonic Contrast Agents, Process for Their Preparation and Their Use as a Diagnostic and Therapeutic Agent
	United States of America	Grant	08/477,642	Jun 07 1995	6,071,496	Jun 06 2000

ACU118CNT6	Ultrasonic Contrast Agents, Process for Their Preparation and Their Use as a Diagnostic and Therapeutic Agent
	United States of America	Grant	08/474,468	Jun 07 1995	6,177,062	Jan 23 2001

ACU122	Microparticle Preparations Made From Biodegradable Copolymers
	United States of America	Grant	08/897,319	Jul 21 1997	6,383,470	May 07 2002

ACU123	Active Principles and Gas Conatining Microparticles
	United States of America	Grant	08/605,174	Aug 05 1996	6,068,857	May 30 2000

10

	Title
File Number	Country Name	Status Description	Application Number	Appl. Date	Patent No.	Date of Grant
ACU123DIV	New Microparticles Containing Active Ingredients, Agents Containing These Microparticles, Their Use for Ultrasound-Controlled Release of Active Ingredients, as well as a Process for their Production
	United States of America	Grant	09/459,578	Dec 13 1999	6,284,280	Sep 04 2001

ACU124	Microparticles That Contain Gas, Media That Contain The Latter, Their Use In Ultrasound Diagnosis, As Well As Process For The Production Of The Particles And Media
	Japan	Pending	7-522099	Feb 10 1995
	Norway	Grant	19963501	Feb 10 1995	312497	May 21 2002
	United States of America	Grant	09/129,953	Aug 06 1998	6,306,366	Oct 22 2001

ACU125	Multi-State Method For Producing Gas-FIlled Microcapsules
	Hong Kong	Grant	03102710.2	Apr 15 2003	HK1050492	Sep 16 2005
	Korea, Republic of (South)	Grant	10-2001-7015097	May 23 2000	681369	Feb 05 2007
	Mexico	Grant	PA/A/2001/011998	May 23 2000	228943	Jul 06 2005
	New Zealand	Grant	515147	May 23 2000	515147	Nov 03 2003
	United States of America	Grant	09/979,554	Mar 27 2002	6,652,782	Nov 25 2003

ACU126	Device and Process for Quantifying Bodies
	European Patent	Pending	03745194.5	Mar 27 2003
	Japan	Pending	2003-579664	Mar 27 2003
	United States of America	Grant	10/400,928	Mar 28 2003	6,872,180	Mar 29 2005

ACU142(8)	Taxane Formulations For Local Treatment
	United States of America	Pending	60/988,057	Nov 14 2007

ACU143	Formulations of Tetrahydropyridine Antiplatelet Agents For Parenteral Or Oral Administration
	PCT	Pending	PCT/US2007/084040	Nov 08 2007

The highlighted patents are subject to the terms of a License Agreement dated March 28, 2008 between Cephalon, Inc. and Acusphere, Inc., as amended from time to time in accordance with its terms (a copy of the License Agreement was filed as an exhibit to Acusphere’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008).

11

Acusphere, Inc. – List of Cases (Sutherland)

Acusphere, Inc. – Patent Portfolio (Sutherland)

ACU 112 – Methods for Making Pharmaceutical Formulations Comprising Deagglomerated Microparticles

Acusphere Reference No.	Country	Application No.	Filing Date	Status	Patent No.
ACU 112	United States	10/324,558	12/19/2002	Pending
ACU 112 DIV	United States	11/305,461	12/16/2005	Pending
ACU 112 DIV2	United States	11/305,620	12/16/2005	Pending
ACU 112 CIP	United States	10/955,261	09/30/2004	Pending
ACU 112 AU	Australia	2003295698	06/06/2005	Pending
ACU 112 BR	Brazil	0317611-8	06/20/2005	Pending
ACU 112 EP	European Patent Convention	03 786 899.9	07/11/2005	Pending
ACU 112 IN	India	1037/KOLNP/2005	05/31/2005	Granted	216049
ACU 112 IL	Israel	168673	05/18/2005	Pending
ACU 112 JP	Japan	2004-565051	06/17/2005	Pending
ACU 112 ZA	South Africa	2005/04213	06/19/2005	Granted	2005/004213

ACU 114 – Methods and Apparatus for Making Particles Using Spray Dryer and In-Line Jet Mill

Acusphere Reference No.	Country	Application No.	Filing Date	Status	Patent No.
ACU 114	United States	10/324,943	12/19/2002	Granted	6,962,006
ACU 114 DIV	United States	10/752,861	01/07/2004	Granted	6,921,458
ACU 114 DIV2	United States	10/752,910	01/07/2004	Granted	6,918,991
ACU 114 CON	United States	11/142,917	06/02/2005	Pending
ACU 114 AU	Australia	2003295704	07/04/2005	Granted	2003295704
ACU 114 BR	Brazil	0317595-2	06/20/2005	Pending
ACU 114 CA	Canada	2,511,376	06/20/2005	Pending
ACU 114 CN	China (Peoples Republic)	200380106437.3	06/17/2005	Pending
ACU 114 EP	European Patent	03 786 905.4	07/11/2005	Pending

	Convention
ACU 114 IN	India	1086/K100LNP/2005	06/07/2005	Granted	217417
ACU 114 IL	Israel	168746	05/23/2005	Granted	Awaiting
ACU 114 IL DIV	Israel	188086	12/12/2007	Pending
ACU 114 JP	Japan	2004-565053	06/17/2005	Pending
ACU 114 ZA	South Africa	2005/04300	06/19/2005	Granted	2005/04300

ACU 115 – Sustained Release Pharmaceutical Formulation for Inhalation

Acusphere Reference No.	Country	Application No.	Filing Date	Status	Patent No.
ACU 115	United States	10/675,874	09/30/2002	Pending
ACU 115 EP	European Patent Convention	03 770 579.5	04/28/2005	Pending
ACU 115 JP	Japan	2004-541904	03/24/2005	Pending

ACU 136 – Processes for Making Particle-Based Pharmaceutical Formulations for Oral Administration

Acusphere Reference No.	Country / Application Type	Application No.	Filing Date	Status	Patent No.
ACU 136	United States	11/610,802	12/14/2006	Pending
ACU 136 CA	Canada	2631492	05/29/2008	Pending
ACU 136 EP	European Patent Convention	06846616.8	07/10/2008	Pending
ACU 136 IN	India	2107/KOLNP/2008	05/26/2008	Pending
ACU 136 JP	Japan	Not Yet Available	06/13/2008	Pending

ACU 137 – Processes for Making Particle-Based Pharmaceutical Formulations for Pulmonary Administration

Acusphere Reference No.	Country / Application Type	Application No.	Filing Date	Status	Patent No.
ACU 137	United States	11/610,814	12/14/2006	Pending
ACU 137 CA	Canada	2631493	05/29/2008	Pending
ACU 137 EP	European Patent Convention	06840262.7	07/01/2008	Pending
ACU 137 IN	India	2367/KOLNP/2008	06/12/2008	Pending
ACU 137 JP	Japan	Not Yet Available	06/13/2008	Pending

ACU 138 – Processes for Making Particle-Based Pharmaceutical Formulations for Parenteral Administration

Acusphere Reference No.	Country / Application Type	Application No.	Filing Date	Status	Patent No.
ACU 138	United States	11/610,791	12/14/2006	Pending
ACU 138 CA	Canada	2631494	05/29/2008	Pending
ACU 138 EP	European Patent Convention	06840263.5	07/01/2008	Pending
ACU 138 IN	India	2258/KOLNP/2008	06/04/2008	Pending
ACU 138 JP	Japan	Not Yet Available	06/13/2008	Pending

ACU 139 – Injectable, Oral, or Topical Sustained Release Pharmaceutical Formulations

Acusphere Reference No.	Country / Application Type	Application No.	Filing Date	Status	Patent No.
ACU 139	United States	10/950,856	09/27/2004	Pending
ACU 139 DIV	United States	11/829,629	07/27/2007	Pending
ACU 139 CA	Canada	2,533,887	01/26/2006	Pending
ACU 139 EP	European Patent Convention	04789069.4	03/02/2006	Pending
ACU 139 IL	Israel	173571	02/06/2006	Pending
ACU 139 IN	India	923./KOLNP/2006	04/13/2006	Pending
ACU 139 JP	Japan	2006-533991	03/13/2006	Pending

Trademarks

Trademark	Country	Status	Appl. No.	Reg No.	Filing Date	RegDate
HDDS	United States of America	Registered	76/138917	2923584	02-Oct-2000	01-Feb-2005
IMAGIFY	Brazil	Published	828.898.464		21-Dec-2006
IMAGIFY	Canada	Approved for Publ	1307213		28-Jun-2006
IMAGIFY	China (Peoples Republic)	Pending	5752532		28-Nov-2006
IMAGIFY	European Community	Registered	5170378	5170378	29-Jun-2006	07-Jun-2007
IMAGIFY	Japan	Registered	2006-110894	5043084	30-Nov-2006	20-Apr-2007
IMAGIFY	Mexico	Registered	826468	1003404	19-Dec-2006	21-Sep-2007
IMAGIFY	Switzerland	Registered	60795/2006	555585	28-Nov-2006	19-Feb-2007
IMAGIFY	United States of America	ExtReq#1	78/919287		28-Jun-2006
XACTURIS	Canada	Approved for Publ	1307215		28-Jun-2006
XACTURIS	European Community	Registered	5170535	5170535	29-Jun-2006	29-Aug-2007
XACTURIS	United States of America	ExtReq#1	78/919263		28-Jun-2006
ZACUNOST	Brazil	Published	828.898.456		21-Dec-2006
ZACUNOST	Canada	Approved for Publ	1307214		28-Jun-2006
ZACUNOST	China (Peoples Republic)	Pending	5752533		28-Nov-2006
ZACUNOST	European Community	Registered	5170469	5170469	29-Jun-2006	29-Aug-2007
ZACUNOST	Japan	Registered	2006-110893	5043083	30-Nov-2006	20-Apr-2007
ZACUNOST	Mexico	Registered	826473	1004021	19-Dec-2006	26-Sep-2007
ZACUNOST	Switzerland	Registered	60793/2006	554403	28-Nov-2006	19-Jan-2007
ZACUNOST	United States of America	ExtReq#1	78/919274		28-Jun-2006
ACUSPHERE	United States of America	Pending	78/942646		1-Aug-2006